UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2007

ENDEAVOR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Fl., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 409-2409

7 Times Square, 17th floor, New York, New York 10036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ENDEAVOR ACQUISITION CORP. (“ENDEAVOR”) MAY HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ENDEAVOR’S SECURITIES, REGARDING ITS ACQUISITION (THE “ACQUISITION”) OF AMERICAN APPAREL, INC. AND ITS AFFILIATED COMPANIES (COLLECTIVELY, “AMERICAN APPAREL”), AS DESCRIBED IN ENDEAVOR’S CURRENT REPORT ON FORM 8-K FILED DECEMBER 20, 2006 AND SUBSEQUENT CURRENT REPORTS, INCLUDING THIS REPORT. THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO, TOGETHER WITH PREVIOUSLY FILED CURRENT REPORTS ON FORM 8-K AND EXHIBITS THERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

ENDEAVOR AND LADENBURG THALMANN & CO., INC., THE UNDERWRITER OF ENDEAVOR’S IPO, AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ENDEAVOR’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION. UPON CONSUMMATION OF THE ACQUISITION, LADENBURG THALMANN & CO., INC. WILL BE PAID DEFERRED COMMISSIONS DUE IT FROM ENDEAVOR’S IPO.

STOCKHOLDERS OF ENDEAVOR AND OTHER INTERESTED PERSONS ARE ADVISED TO READ ENDEAVOR’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ENDEAVOR’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ENDEAVOR’S FINAL PROSPECTUS, DATED DECEMBER 15, 2005, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ENDEAVOR’S OFFICERS AND DIRECTORS AND OF LADENBURG AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ENDEAVOR ACQUISITION CORP., 590 MADISON AVENUE, 21ST FLOOR, NEW YORK, NEW YORK 10022. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

AMERICAN APPAREL’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY AMERICAN APPAREL AS A PRIVATE COMPANY, IN ACCORDANCE WITH U.S. AND CANADA GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, AND MAY NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY BE ADJUSTED AND PRESENTED DIFFERENTLY IN ENDEAVOR’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION.

Item 1.01	Entry into a Material Definitive Agreement.

General

As previously reported, on December 18, 2006, Endeavor Acquisition Corp. (“Endeavor”) entered into an agreement and plan of reorganization (the “Original Agreement”) to acquire American Apparel, Inc. and its affiliated companies (collectively, “American Apparel”).

On November 7, 2007, the Original Agreement was amended and restated (the “Amended and Restated Agreement”). Accordingly, the acquisition will be governed by the terms provided for in the Amended and Restated Agreement. Significant changes made to the terms of the Original Agreement by the Amended and Restated Agreement are summarized in this Report. A copy of the Amended and Restated Agreement is filed as an exhibit to this Report. You are urged to read the Amended and Restated Agreement in its entirety.

Endeavor has set November 16, 2007 as the record date for stockholders entitled to notice of and to vote by proxy or in person at the special meeting of Endeavor stockholders, at which the acquisition of American Apparel and related transactions will be voted on by Endeavor’s stockholders. It is anticipated that the meeting will be held on Wednesday, December 12, 2007. Stockholders of Endeavor should base their voting decision on the terms of the Amended and Restated Agreement and not those set forth in the Original Agreement.

A press release was made on November 8, 2007 with respect to the foregoing. A copy of the release is included as an exhibit to this Report.

Certain Waivers and Amendments

In March and April 2007, Endeavor waived certain obligations of American Apparel contained in the Original Agreement, including with respect to the requirement that American apparel provide certain projections to Endeavor and that American Apparel’s pro forma adjusted EBITDA in 2007 be at least $50 million. Endeavor also allowed additional adjustments to American Apparel’s pro forma adjusted EBITDA calculations for 2006. No additional or modified EBITDA projection requirements were imposed in connection with these waivers.

On November 7, 2007, the Original Agreement was amended and restated in its entirety by the Amended and Restated Agreement to give effect to the foregoing waivers and modifications and to, among other things:

•	Substitute a limited liability company for a corporation as the merger sub to be used by Endeavor in the acquisition;

•	increase the number of shares of Endeavor being issued to Dov Charney at the closing of the acquisition from 32,258,065 to 37,258,065;

•

provide that if Mr. Charney does not affect the Lim Buyout prior to closing of the acquisition and Endeavor is therefore required to affect the Lim Buyout, the shares issuable to Mr. Charney in the acquisition would not be reduced as provided in the Original Agreement;

•

to increase the level of American Apparel’s net debt above which there would be an adjustment in the number of shares issued to Mr. Charney at closing of the acquisition from $110 million to $150 million;

•

increase the size of the 2007 performance equity plan from 2,710,000 shares to 7,710,000 shares and to provide that stock awards from an aggregate of 2,710,000 shares would be allocated and issued thereunder after consummation of the acquisition and upon filing of an effective registration statement on Form S-8; and

•	eliminate as a closing condition American Apparel’s hiring of a chief financial officer, chief operating officer and chief information officer.

Additionally, in connection with the revised terms of the acquisition, the employment agreement to be executed by Mr. Charney and Endeavor at the closing of the acquisition as contemplated by the Original Agreement has been revised. Under the terms of the revised employment agreement, Mr. Charney will receive a base annual salary of $750,000 and be eligible for certain performance bonuses. A copy of the form of revised employment agreement is filed as an exhibit to this Report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective November 6, 2007, the Board of Directors of Endeavor approved an amendment to Endeavor’s Bylaws to facilitate direct share registration of Endeavor’s common stock in response to American Stock Exchange Rules requiring all traded stock be eligible for direct share registration on or before January 1, 2008. Direct Share Registration allows a shareholder to be registered directly on the books of the transfer agent without the need of a physical certificate to evidence the security ownership and allows shareholders to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. Endeavor’s Bylaws, as amended by Endeavor’s Board of Directors and effective on November 6, 2007, are attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit	Description
3.1	Bylaws, as amended, of Endeavor Acquisition Corp., effective as of November 6, 2007.

10.1	Amended and Restated Reorganization Agreement dated as of November 7, 2007 among Endeavor Acquisition Corp. (“Endeavor”), AAI Acquisition LLC, a California limited liability corporation and a wholly-owned subsidiary of Parent (“Merger Sub”); American Apparel Inc., a California corporation (“AAI”); each of the corporations that is an affiliate of AAI and formed under the laws of the applicable provinces of Canada or the Canada Business Corporation Act as set forth on Schedule A of the Reorganization Agreement (the “CI companies”); American Apparel, LLC, a California limited liability company (“LLC”); Dov Charney (“Mr. Charney”); Sang Ho Lim (“Mr. Lim”) and each person executing the “CI Stockholder Signature Page” to the Reorganization Agreement (the “CI Stockholders”).

10.2	Form of Employment Agreement between Endeavor and Dov Charney.

99.1	Press release of Endeavor, dated November 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR ACQUISITION CORP.

Dated: November 8, 2007	By:	/s/ Jonathan J. Ledecky
	Name:	Jonathan J. Ledecky
	Title:	President